Pricing Supplement Dated June 5, 2006                      Rule 424(b)(3)
(To Prospectus Dated January 19, 2006)                     File No. 333-131150

                      GENERAL MOTORS ACCEPTANCE CORPORATION
                          Demand Notes - Floating Rate
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Annual Yield:                6.00%

Effective Dates:             06/05/06 thru 06/11/06

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